Exhibit 99.1
                                      PROXY

                                   STRATABASE
                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                                  ______, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby constitutes and appoints Trevor Newton and Fred Coombes, and each or either of them, attorneys and proxies with full power of substitution, to represent the shareholder on the reverse side of this proxy card to vote all shares of Common Stock, $.001 par value, of Stratabase (the "Company") held of record by the undersigned on ____, 2003, at the Special Meeting of Stockholders of the company to be held on ____, 2003 at the offices of Ehrenreich Eilenberg & Krause, LLP, 11 East 44th Street, New York, N.Y. 10017, 17th floor, at __ a.m., and at any and all adjournments or postponements thereof, as herein specified upon the proposals listed herein and described in the Proxy Statement for the meeting and in his or her discretion upon any other matter that may properly come before the meeting. The Board of Directors has proposed the matters set forth on the reverse for the vote of the shareholders of the company.

        THE SHARES VOTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ITEM 1 AND 2 AND IN THE DISCRETION OF THE PROXY HOLDERS ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

                   (Continued and to be signed on other side)



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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.    Please mark   |X|
                                                               your votes
                                                               as indicated
                                                               in this
                                                               example



                                             FOR       AGAINST      ABSTAIN
1. To approve the Plan of Conversion.        |_|         |_|          |_|


                                              IMPORTANT: Please sign your name
                                              or names exactly as stenciled on
                                              this Proxy. When signing as
                                              attorney, executor, administrator,
                                              trustee or guardian, please give
                                              full title as such. If shares are
                                              held jointly, EACH holder should
                                              sign.





                                              Dated:                      , 2003
                                                    ----------------------


                                              ----------------------------------
                                                          Signature



                                              ----------------------------------
                                                          Signature




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Mark,  sign and date your proxy card and return it in the enclosed  postage-paid envelope.

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